UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 3, 2004

FLAG Telecom Group Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-29207	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 1- (441) 296-0909

N/A

(Former name or former address, if changed since last report)

ITEM 5.  Other Events

Pursuant to FLAG Telecom Group Limited’s (the “Company”) filing of a Form 15 with the Securities and Exchange Commission (“SEC”) to terminate the registration of the Company’s common shares (“Deregistration”) under Section 12 of the Securities Exchange Act of 1934, as amended, such deregistration became automatically effective on March 3, 2004, being the 91st day after the Company’s filing of the Form 15 with SEC on December 4, 2003, such filing being incorporated by reference to this current report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                           Exhibits

Exhibit No.	Description

99.1	Form 15 of the Company filed with the SEC on December 4, 2003, such filing being incorporated by reference to this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG TELECOM GROUP LIMITED
(Registrant)

Date: March 3, 2004	s/ Kees van Ophem
	Name:	Kees van Ophem
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form 15 of the Company filed with the SEC on December 4, 2003, such filing being incorporated by reference to this current report.